                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                      Class A-1 1.72313% Asset Backed Notes
                      Class A-2-A 1.99% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes

                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:       3/1/2003
COLLECTION PERIOD ENDING:         3/31/2003
PREV. DISTRIBUTION/CLOSE DATE:    3/26/2003
DISTRIBUTION DATE:                4/14/2003
DAYS OF INTEREST FOR PERIOD:             19
DAYS OF COLLECTION PERIOD                31
MONTHS SEASONED:                          1



                                                                    ORIGINAL
PURCHASES              UNITS    CUT-OFF DATE    CLOSING DATE     POOL BALANCE
INITIAL PURCHASE      65,308     2/28/2003      3/26/2003        1,001,149,138.34
SUB. PURCHASE #1
SUB. PURCHASE #2

                      ------                                     ----------------
TOTAL                 65,308                                     1,001,149,138.34
                      ------                                     ----------------


I.       ORIGINAL DEAL PARAMETERS

                                                DOLLAR AMOUNT           # OF CONTRACTS
        Original Portfolio :                 $ 1,001,149,138.34             65,308

                                                                                             LEGAL FINAL
        Original Securities:                     DOLLAR AMOUNT            COUPON               MATURITY
            Class A-1 Notes                  $   200,000,000.00           1.72313%            4/12/2004
            Class A-2-A Notes                    177,000,000.00           1.99000%            5/12/2006
            Class A-2-B Notes                    100,000,000.00           Floating            5/12/2006
            Class A-3 Notes                      228,000,000.00           Floating            7/12/2007
            Class A-4 Notes                      206,000,000.00           Floating            9/12/2009
            Class B Notes                         90,149,138.00           8.00000%            9/12/2009
                                             ------------------
                Total                        $ 1,001,149,138.00


II.      COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

          (1)    Beginning of period Aggregate Principal Balance                                            (1)  1,001,149,138.34
                                                                                                                 ----------------

          (2)    Subsequent Receivables Added                                                               (2)                 -
                                                                                                                 ----------------

                 Monthly Principal Amounts

                     (3)     Principal Portion of Scheduled Payments Received     (3)    11,169,342.49
                                                                                         -------------
                     (4)     Principal Portion of Prepayments Received            (4)     6,594,738.96
                                                                                         -------------
                     (5)     Principal Portion of Liquidated Receivables          (5)        52,539.92
                                                                                         -------------
                     (6)     Aggregate Amount of Cram Down Losses                 (6)                -
                                                                                         -------------
                     (7)     Other Receivables adjustments                        (7)                -
                                                                                         -------------

                     (8)     Total Principal Distributable Amounts                                          (8)     17,816,621.37
                                                                                                                 ----------------

          (9)    End of Period Aggregate Principal Balance                                                  (9)    983,332,516.97
                                                                                                                 ================

          (10)   Pool Factor  (Line 9 / Original Pool Balance)                                              (10)          98.2204%
                                                                                                                 ================


III.     COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                                                              CLASS A-1       CLASS A-2-A      CLASS A-2-B
                                                                          ----------------  --------------   --------------
  (11)   Original Note Balance                                            $ 200,000,000.00  177,000,000.00   100,000,000.00
                                                                          ----------------  --------------   --------------
  (12)   Beginning of period Note Balance                                   200,000,000.00  177,000,000.00   100,000,000.00
                                                                          ----------------  --------------   --------------
  (13)   Noteholders' Principal Distributable Amount                         17,816,621.37               -                -
  (14)   Class A Noteholders' Accelerated Principal Amount                   11,074,746.68               -                -
  (15)   Class A Noteholders' Principal Carryover Amount                                 -               -                -
  (16)   Policy Claim Amount                                                             -               -                -
                                                                          ----------------  --------------   --------------
  (17)   End of period Note Balance                                         171,108,631.95  177,000,000.00   100,000,000.00
                                                                          ================  ==============   ==============
  (18)   Note Pool Factors  (Line 17 / Line 11)                                    85.5543%       100.0000%       100.0000%
                                                                           ----------------  --------------   --------------
  (19)   Class A Noteholders' Ending Note Balance                           882,108,631.95

  (20)   Class B Noteholders' Ending Note Balance                            90,149,138.00

  (21)   Class A Noteholders' Beginning Note Balance                        911,000,000.00

  (22)   Class B Noteholders' Beginning Note Balance                         90,149,138.00

  (23)   Total Noteholders Principal Distribution for Collection Period      17,816,621.37

  (24)   Total Noteholders Interest Distribution for Collection Period        1,065,676.68


                                                                 CLASS A-3        CLASS A-4       CLASS B          TOTAL
                                                                --------------  --------------  -------------   ----------------
  (11)   Original Note Balance                                  228,000,000.00  206,000,000.00  90,149,138.00   1,001,149,138.00
                                                                --------------  --------------  -------------   ----------------
  (12)   Beginning of period Note Balance                       228,000,000.00  206,000,000.00  90,149,138.00   1,001,149,138.00
                                                                --------------  --------------  -------------   ----------------
  (13)   Noteholders' Principal Distributable Amount                         -               -             -       17,816,621.37
  (14)   Class A Noteholders' Accelerated Principal Amount                   -               -                                 -
  (15)   Class A Noteholders' Principal Carryover Amount                     -               -                                 -
  (16)   Policy Claim Amount                                                 -               -                                 -
                                                                --------------  --------------  -------------   ----------------
  (17)   End of period Note Balance                             228,000,000.00  206,000,000.00  90,149,138.00     801,149,138.00
                                                                ==============  ==============  =============   ================
  (18)   Note Pool Factors  (Line 17 / Line 11)                      100.0000%        100.0000%      100.0000%           80.0230%
                                                                 --------------  --------------  -------------   ----------------
  (19)   Class A Noteholders' Ending Note Balance

  (20)   Class B Noteholders' Ending Note Balance

  (21)   Class A Noteholders' Beginning Note Balance

  (22)   Class B Noteholders' Beginning Note Balance

  (23) Total Noteholders Principal Distribution for Collection Period

  (24)   Total Noteholders Interest Distribution for
         Collection Period

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                      Class A-1 1.72313% Asset Backed Notes
                      Class A-2-A 1.99% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

IV.      CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

 (25)  Total Monthly Principal Collection Amounts                                                                (25) 17,816,621.37
                                                                                                                      -------------
 (26)  Required Pro Forma Class A Note Balance (87% x Line 9)                              (26) 855,499,289.76
                                                                                                --------------
 (27)  Pro Forma Class A Note Balance (Line 21 - Line 8)                                   (27) 893,183,378.63
                                                                                                --------------
 (28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))                                  (28)              -                    -
                                                                                                --------------        -------------
 (29)  Principal Distribution Amount (Line 25 - Line 28)                                                         (29) 17,816,621.37
                                                                                                                      =============


V.       RECONCILIATION OF COLLECTION ACCOUNT:

 AVAILABLE FUNDS

 (30)  Interest Collections                                                                (30)  13,923,252.96
                                                                                                --------------
 (31)  Repurchased Loan Proceeds Related to Interest                                       (31)              -
                                                                                                --------------
 (32)  Principal Collections                                                               (32)  11,169,342.49
                                                                                                --------------
 (33)  Prepayments in Full                                                                 (33)   6,594,738.96
                                                                                                --------------
 (34)  Prepayments in Full Due to Administrative Repurchases                               (34)              -
                                                                                                --------------
 (35)  Repurchased Loan Proceeds Related to Principal                                      (35)              -
                                                                                                --------------
 (36)  Collection of Supplemental Servicing - Extension and Late Fees                      (36)     204,197.18
                                                                                                --------------
 (37)  Collection of Supplemental Servicing - Repo and Recovery Fees Advanced              (37)              -
                                                                                                --------------
 (38)  Liquidation Proceeds                                                                (38)       9,500.00
                                                                                                --------------
 (39)  Recoveries from Prior Month Charge-Offs                                             (39)              -
                                                                                                --------------
 (40)  Investment Earnings - Collection Account                                            (40)       5,583.81
                                                                                                --------------
 (41)  Investment Earnings - Spread Account                                                (41)       5,825.45
                                                                                                --------------
 (42)  Proceeds from Swap Agreement                                                        (42)              -
                                                                                                --------------
 (43)  Total Available Funds                                                                                     (43) 31,912,440.85
                                                                                                                      -------------

 DISTRIBUTIONS:

 (44)  Base Servicing Fee - to Servicer                                                    (44)   1,877,154.63
                                                                                                --------------
 (45)  Payment to Swap Provider                                                            (45)     240,131.82
                                                                                                --------------
 (46)  Supplemental Servicing Fee - to Servicer                                            (46)     210,638.32
                                                                                                --------------
 (47)  Indenture Trustee Fees                                                              (47)         250.00
                                                                                                --------------
 (48)  Owner Trustee Fees                                                                  (48)              -
                                                                                                --------------
 (49)  Backup Servicer Fees                                                                (49)              -
                                                                                                --------------

NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                     BEGINNING      INTEREST   INTEREST                      CALCULATED
         CLASS       NOTE BALANCE   CARRYOVER    RATE    DAYS  DAYS BASIS     INTEREST
         -----       ------------   ---------    ----    ----  ----------     --------
 (50)  Class A-1    200,000,000.00    -        1.25000%  19    Act.Days/360   131,944.44   (50)     131,944.44
                                                                                                    ----------
 (51)  Class A-2-A  177,000,000.00    -        1.56000%  18      30/360       138,060.00   (51)     138,060.00
                                                                                                    ----------
 (52)  Class A-2-B  100,000,000.00    -        1.39688%  19    Act.Days/360    73,724.22   (52)      73,724.22
                                                                                                    ----------
 (53)  Class A-3    228,000,000.00    -        1.49688%  19    Act.Days/360   180,124.56   (53)     180,124.56
                                                                                                    ----------
 (54)  Class A-4    206,000,000.00    -        1.66688%  19    Act.Days/360   181,226.90   (54)     181,226.90
                                                                                                    ----------
 (55)  Class B       90,149,138.00    -        8.00000%  18      30/360       360,596.55   (55)     360,596.55
                                                                                                    ----------

 NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                                          MANDATORY
                     PRINCIPAL      PRINCIPAL   EXCESS      NOTE             TOTAL
         CLASS       DISTRIBUTION   CARRYOVER  PRIN. DUE  PREPAYMENT       PRINCIPAL

 (56) Class A-1    17,816,621.37        -          -         -        -    17,816,621.37   (56)  17,816,621.37
                                                                                                 -------------
 (57) Class A-2-A              -        -          -         -        -                -   (57)              -
                                                                                                 -------------
 (58) Class A-2-B              -        -          -         -        -                -   (58)              -
                                                                                                 -------------
 (59) Class A-3                -        -          -         -        -                -   (59)              -
                                                                                                 -------------
 (60) Class A-4                -        -          -         -        -                -   (60)              -
                                                                                                 -------------

 (61) Class B                  -        -          -         -        -                -   (61)              -
                                                                                                 -------------

 (62) Insurer Premiums - to AMBAC                                                          (62)     161,720.00
                                                                                                --------------
 (63) Total Distributions                                                                                        (63) 21,372,192.82
                                                                                                                      -------------
 (64) Excess Available Funds (or Premium Claim Amount)                                                           (64) 10,540,248.03
                                                                                                                      -------------
 (65) Deposit to Spread Account to Increase to Required Level                                                    (65)             -
                                                                                                                      -------------
 (66) Amount available for Noteholders' Accelerated Principle Amount                                             (66) 10,540,248.03
                                                                                                                      -------------
 (67) Amount available for Deposit into the Note Distribution Account                                            (67)             -
                                                                                                                      -------------

VI.      CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

 (68)  Excess Available Funds After Amount to Increase Spread to
       Required Level (Line 64 - Line 65)                                                  (68)  10,540,248.03
                                                                                                --------------
 (69)  Spread Account Balance in Excess of Required Spread Balance                         (69)     534,498.65
                                                                                                --------------
 (70)  Total Excess Funds Available                                                        (70)  11,074,746.68
                                                                                                --------------
 (71)  Pro Forma Class A Note Balance (Line 21 - Line 8)                                   (71) 893,183,378.63
                                                                                                --------------
 (72)  Required Pro Forma Class A Note Balance (87% x Line 9)                              (72) 855,499,289.76
                                                                                                --------------
 (73)  Excess of Pro Forma Balance over Required Balance (Line 71 - Line 72)               (73)  37,684,088.87
                                                                                                --------------
 (74)  Lesser of (Line 72) or (Line 73)                                                    (74)  37,684,088.87
                                                                                                --------------
 (75)  Accelerated Principal Amount (Lesser of Line 70 or 74)                                                    (75) 11,074,746.68
                                                                                                                      -------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A

                    Class A-1   1.72313% Asset Backed Notes
                      Class A-2-A 1.99% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                  Class A-3   Floating Rate Asset Backed Notes
                  Class A-4   Floating Rate Asset Backed Notes
                       SCHEDULE B -SERVICER'S CERTIFICATE




                                                                       INITIAL
VII.     RECONCILIATION OF SPREAD ACCOUNT:                             DEPOSIT                                          TOTAL

 (76) INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                  30,034,474.15                                    30,034,474.15
                                                                                                                      -------------
      (77)  BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE
            ADDITIONS TO SPREAD ACCOUNT                                                                          (77) 30,034,474.16
                                                                                                                      -------------

      (78)  Deposit from Collection Account (Line 65)                                      (78)              -
                                                                                                --------------
      (79)  Investments Earnings                                                           (79)       5,825.45
                                                                                                --------------
      (80)  Deposits Related to Subsequent Receivables Purchases                           (80)              -
                                                                                                --------------
      (81)  Total Additions                                                                                      (81)      5,825.45
                                                                                                                      -------------

            SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
            AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                                (82) 30,040,299.61
                                                                                                                      -------------

      (83)  3% of the Ending Pool Balance (3% x Line 9)                                    (83)  29,499,975.51
                                                                                                --------------
      (84)  Floor Amount (2.25% of Original Pool Balance)            22,525,855.61         (84)              -
      (85)  If a Spread Cap Event exists then 6% of the              ------------               --------------
            Ending Pool Balance                                                  -         (85)              -
                                                                     ------------               --------------
      (86)  If a Trigger Event exists then an unlimited amount as
            determined by the Controlling Party                                            (86)              -
                                                                                                --------------
      (87)  Spread Account Requirement                                                                           (87)  29,499,975.51
                                                                                                                      --------------
            WITHDRAWALS FROM SPREAD ACCOUNT

      (88)  Withdrawal pursuant to Section 5.1(b) (Transfer
            Investment Earnings to the Collection Account)                                 (88)       5,825.45
                                                                                                --------------
      (89)  Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)                 (89)              -
                                                                                                --------------
      (90)  Withdrawal pursuant to Section 5.7(b)(xiv)
            (Other unpaid amounts owed to the Insurer)                                     (90)              -
                                                                                                --------------
      (91)  Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution
            Account - Class A Noteholders' Accelerated Principal Amount)                   (91)     534,498.65
                                                                                                --------------
      (92)  Withdrawal pursuant to Section 5.7(b)(xvi)
            (Swap Provider - Amounts Due with Respect to Transaction II)                   (92)              -
                                                                                                --------------
      (93)  Withdrawal pursuant to Section 5.7(b)(xvii)
            (Note Distribution Account - Class B Noteholders' Principal)                   (93)              -
                                                                                                --------------
      (94)  Total Withdrawals                                                              (94)     540,324.10
                                                                                                --------------
                                                                                                                 (95)    540,324.10
                                                                                                                      -------------
            END OF PERIOD SPREAD ACCOUNT BALANCE                                                                 (96) 29,499,975.51
                                                                                                                      -------------


VIII.    CALCULATION OF OC LEVEL AND OC PERCENTAGE

      (97)  Aggregate Principal Balance                                                    (97) 983,332,516.97
                                                                                                --------------
      (98)  End of Period Class A Note Balance                                             (98) 882,108,631.95
                                                                                                --------------
      (99)  Line 97 less Line 98                                                           (99) 101,223,885.02
                                                                                                --------------
     (100)  OC Level (Line 99 / Line 97)                                                  (100)          10.29%
                                                                                                --------------
     (101)  Ending Spread Balance as of a percentage of Aggregate Principal
            Balance (Line 96 / Line 97)                                                   (101)           3.00%
                                                                                                --------------
     (102)  OC Percentage (Line 100 + Line 101)                                                                (102)          13.29%
                                                                                                                      --------------


IX.            AMOUNTS DUE TO CERTIFICATEHOLDER

     (103)  Beginning of Period Class B Noteholder Balance                                                      (103) 90,149,138.00
                                                                                                                      -------------
     (104)  Funds Available to the Class B Noteholder                                                           (104)             -
                                                                                                                      -------------
     (105)  Remaining Balance to the Certificateholder                                                          (105)             -
                                                                                                                      -------------



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com




By:       /S/ Mike Wilhelms
Name:     Mike Wilhelms
Title:    Sr. VP & Chief Financial Officer
Date:     4-Apr-2003

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                      Class A-1 1.72313% Asset Backed Notes
                      Class A-2-A 1.99% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                     Class A-1 1.72313% Asset Backed Notes
                      Class A-2-A 1.99% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:    03/01/2003      Original Pool Balance                                       $  1,001,149,138.34
COLLECTION PERIOD ENDING:       03/31/2003
PREV. DISTRIBUTION/CLOSE DATE:  03/26/2003      Beginning of Period Pool Balance                               1,001,149,138.34
DISTRIBUTION DATE:              04/14/2003      Principal Reduction during preceding Collection Period            17,816,621.37
DAYS OF INTEREST FOR PERIOD:            19      End of Period Pool Balance                                  $    983,332,516.97
DAYS IN COLLECTION PERIOD:              31
MONTHS SEASONED:                         1


I.  COLLECTION PERIOD NOTE BALANCE CALCULATION:        CLASS A-1         CLASS A-2-A       CLASS A-2-B        CLASS A-3
----------------------------------------------        ---------------   ---------------   ---------------   ---------------

   (1)  Original Note Balance                    (1)  $200,000,000.00   $177,000,000.00   $100,000,000.00   $228,000,000.00
                                                      ---------------   ---------------   ---------------   ---------------
   (2)  Beginning of Period Note Balance         (2)   200,000,000.00    177,000,000.00    100,000,000.00    228,000,000.00
   (3)  Note Principal Payments                  (3)    28,891,368.05              0.00              0.00              0.00
   (4)  Preliminary End of period Note
        Balance                                  (4)   171,108,631.95    177,000,000.00    100,000,000.00    228,000,000.00
                                                      ---------------   ---------------   ---------------   ---------------
   (5)  Policy Claim Amount                      (5)             0.00              0.00              0.00              0.00
   (6)  End of period Note Balance               (6)   171,108,631.95    177,000,000.00    100,000,000.00    228,000,000.00
                                                      ===============   ===============   ===============   ===============
   (7)  Note Pool Factors  (6) / (1)             (7)       85.5543160%      100.0000000%      100.0000000%      100.0000000%
                                                      ===============   ===============   ===============   ===============



I.   COLLECTION PERIOD NOTE BALANCE CALCULATION:         CLASS A-4         CLASS B             TOTAL
------------------------------------------------       ---------------   --------------   -----------------

   (1)  Original Note Balance                    (1)   $206,000,000.00   $90,149,138.00   $1,001,149,138.00
                                                       ---------------   --------------   -----------------
   (2)  Beginning of Period Note Balance         (2)    206,000,000.00    90,149,138.00    1,001,149,138.00
   (3)  Note Principal Payments                  (3)              0.00             0.00       28,891,368.05
   (4)  Preliminary End of period Note
        Balance                                  (4)    206,000,000.00    90,149,138.00      972,257,769.95
                                                       ---------------   --------------   -----------------
   (5)  Policy Claim Amount                      (5)              0.00             0.00                0.00
   (6)  End of period Note Balance               (6)    206,000,000.00    90,149,138.00      972,257,769.95
                                                       ===============   ==============   =================
   (7)  Note Pool Factors  (6) / (1)             (7)       100.0000000%     100.0000000%         97.1141794%
                                                       ===============   ==============   =================

II.  NOTE INTEREST DISTRIBUTION AND                       CLASS        CLASS
     CARRYOVER AMOUNT                        CLASS A-1    A-2-A        A-2-B   CLASS A-3   CLASS A-4     CLASS B       TOTAL
     ------------------------------          ----------  ----------  ---------  ----------  ----------  ----------  ------------
   (8)  Note Interest Payments          (8)  131,944.44  138,060.00  73,724.22  180,124.56  181,226.90  360,596.55  1,065,676.68
   (9)  Interest Carryover Amount       (9)        0.00        0.00       0.00        0.00        0.00        0.00          0.00



III. DISTRIBUTION PER $1,000 OF
     ORIGINAL BALANCE                   CLASS A-1    CLASS A-2-A     CLASS A-2-B     CLASS A-3   CLASS A-4    CLASS B      TOTAL
     --------------------------         ---------    -----------     -----------     ---------   ---------    -------      -----
   (10) Principal Distribution     (10)  144.46          0.00           0.00           0.00        0.00        0.00        144.46
   (11) Interest Distribution      (11)    0.66          0.78           0.74           0.79        0.88        4.00          7.85
                                         ------          ----           ----           ----        ----        ----        ------
   (12) Total Distribution
        (10) + (11)                (12)  145.12          0.78           0.74           0.79        0.88        4.00        152.30



IV.  SERVICING FEE PAID TO THE SERVICER

   (13) Base Servicing Fee Paid for the Prior Collection Period                                      $ 1,877,154.63
   (14) Supplemental Servicing Fee Paid for the Prior Collection Period                                  210,638.32
                                                                                                     --------------
   (15) Total Fees Paid to the Servicer                                                              $ 2,087,792.95



V.   COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                 CUMULATIVE          MONTHLY
                                                                                 ----------          -------
   (16) Original Number of Receivables                                          (16)  65,308
   (17) Beginning of period number of Receivables                               (17)  65,308         65,308
   (18) Number of Subsequent Receivables Purchased                              (18)       0              0
   (19) Number of Receivables becoming Liquidated Receivables during period     (19)       3              3
   (20) Number of Receivables becoming Purchased Receivables during period      (20)       0              0
   (21) Number of Receivables paid off during period                            (21)     440            440
                                                                                      ------         ------
   (22) End of period number of Receivables                                     (22)  64,865         64,865
                                                                                      ------         ------


VI.  STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                       ORIGINAL    PREV. MONTH   CURRENT
                                                                       --------    -----------   -------
   (23) Weighted Average APR of the Receivables                   (23)   17.64%                   17.63%
   (24) Weighted Average Remaining Term of the Receivables        (24)    58.8                     57.8
   (25) Weighted Average Original Term of Receivables             (25)    65.7                     65.7
   (26) Average Receivable Balance                                (26) $15,330                  $15,160
   (27) Aggregate Realized Losses                                 (27)      $0                  $43,040

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                     Class A-1 1.72313% Asset Backed Notes
                      Class A-2-A 1.99% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes


VII. DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

        Receivables with Scheduled Payment delinquent                  UNITS        DOLLARS       PERCENTAGE
                                                                       -----        -------       ----------
   (28)  31-60 days                                              (28)  1,344      $19,512,975       (1.98%)
   (29)  61-90 days                                              (29)     13          204,449       (0.02%)
   (30)  over 90 days                                            (30)      2           24,639       (0.00%)
                                                                        ----      -----------       -----
   (31)  Receivables with Scheduled Payment
         delinquent more than 30 days at end of period           (31)   1359      $19,742,064       (2.01%)
                                                                        ----      -----------       -----


VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

   (32)  Total Net Liquidation Losses for the
         preceding Collection Period                                                                    (32)         43,039.92
   (33)  Beginning of Period Pool Balance                                                               (33)  1,001,149,138.34
   (34)  Net Loss Rate                                                                                  (34)              0.00%

IX.  MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

   (35) Aggregate Principal Balance of Receivables extended
        during the preceding collection period                                                          (35)      2,382,991.63
   (36) Beginning of Period Pool Balance                                                                (36)  1,001,149,138.34
   (37) Monthly Extension Rate                                                                          (37)              0.24%


X.   PERFORMANCE TESTS:

     DELINQUENCY RATE



   (38)  Receivables with Scheduled Payment delinquent > 60 days
         at end of preceding collection period (29 + 30)                     (38)        $229,088.69
                                                                                   -----------------

   (39)  End of period Principal Balance                                     (39)     983,332,516.97
                                                                                   -----------------
   (40)  Delinquency Ratio (38) divided by (39)                                                         (40)              0.02%
                                                                                                              ----------------
   (41)  Delinquency Rate Trigger Level for the Preceding Collection Period                             (41)              0.50%
                                                                                                              ----------------
   (42)  Preceding Collection Period Delinquency Rate Compliance                                        (42)              PASS
                                                                                                              ----------------

     CUMULATIVE NET LOSS RATIO

   (43)  Cumulative Net Losses incurred prior to the Preceding Collection
         Period                                                              (43)                  -
                                                                                   -----------------
   (44)  Net Loss incurred in Preceding Collection Period                    (44)          43,039.92
                                                                                   -----------------
   (45)  Cumulative Net Losses                                               (45)          43,039.92
                                                                                   -----------------
   (46)  Original Pool Balance                                               (46)  $1,001,149,138.34
                                                                                   -----------------
   (47)  Cumulative Net Loss Ratio ((45) / (46))                                                        (47)              0.00%
                                                                                                              ----------------
   (48)  Cumulative Net Loss Rate Trigger Level for
         the Preceding Collection Period                                                                (48)              1.56%
                                                                                                              ----------------
   (49)  Preceding Collection Period Cumulative Net Loss Rate Compliance                                (49)              PASS
                                                                                                              ----------------

     AVERAGE MONTHLY EXTENSION RATE

   (50)  Principal Balance of Receivables extended during
         preceding Collection Period                                         (50)               0.24%
                                                                                   -----------------
   (51)  Principal Balance of Receivables extended during
         the Second Preceding Collection Period                              (51)               0.00%
                                                                                   -----------------
   (52)  Principal Balance of Receivables extended during the
         Third Preceding Collection Period                                   (52)               0.00%
                                                                                   -----------------
   (53)  Average Monthly Extension Rate ((50)+(51)+(52))/3                                              (53)             0.24%
                                                                                                              ----------------
   (54)  Average Monthly Extension Rate Compliance
        (Extension Rate Maximum = 4%)                                                                   (54)             PASS
                                                                                                              ----------------

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:        /s/Mike Wilhelms
           --------------------------------
Name:      Mike Wilhelms
           --------------------------------
Title:     Sr. VP & Chief Financial Officer
           --------------------------------
Date:      4-Apr-2003
           --------------------------------

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